UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                  SCHEDULE 13D

                   Under the Securities Exchange Act of 1934
                               (Amendment No. __)


                          Churchill Downs Incorporated
--------------------------------------------------------------------------------
                                (Name of Issuer)


                           Common Stock, No Par Value
--------------------------------------------------------------------------------
                         (Title of Class of Securities)


                                  171484 10 8
--------------------------------------------------------------------------------
                                 (CUSIP Number)


Thomas H. Meeker, President        Alexander M. Waldrop, Senior Vice President,
Churchill Downs Incorporated       General Counsel and Secretary
700 Central Avenue                 Churchill Downs Incorporated
Louisville, KY 40208 (502)636-4400 700 Central Avenue
                                   Louisville, KY 40208 (502)636-4400
--------------------------------------------------------------------------------
(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)


                                 April 18, 1995
--------------------------------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)



If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box .

Check the following box if a fee is being paid with this statement [X].

CUSIP No. 171484 10 8
         13D      Page 2 of 53

1                           NAME OF REPORTING PERSON
                            ABC Partnership
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5                           CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
                            REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [   ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             9,065
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      9,065
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            9,065
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            .2%
14                          TYPE OF REPORTING PERSON

                            PN

CUSIP No. 171484 10 8
         13D      Page 3 of 53

1                           NAME OF REPORTING PERSON
                            Bank One Lexington, NA, as a Co-Trustee u/w A.B. Hancock, deceased (1972), as Co-Trustee u/w Agnes Clay Pringle and as Co-Trustee under Trust Agreement Nancy Clay Hancock and as Co-Trustee under Trust Agreement Waddell Hancock, II
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5                           CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
                            REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [   ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            Kentucky
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             -0-
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      108,210    See Appendix II
                            9         SOLE DISPOSITIVE POWER

                                      -0-
                            10        SHARED DISPOSITIVE POWER

                                      108,210    See Appendix II
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            108,210
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            2.9%
14                          TYPE OF REPORTING PERSON

                            BK

CUSIP No. 171484 10 8
         13D      Page 4 of 53

1                           NAME OF REPORTING PERSON
                            John W. Barr, III
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             2,000
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      2,000
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            2,000
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            .1%
14                          TYPE OF REPORTING PERSON

                            IN

CUSIP No. 171484 10 8
         13D      Page 5 of 53

1                           NAME OF REPORTING PERSON
                            Shauna Bidwill Valenzuela
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             1,550
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      1,550
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            1,550
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            Less than .05%
14                          TYPE OF REPORTING PERSON

                            IN

CUSIP No. 171484 10 8
         13D      Page 6 of 53

1                           NAME OF REPORTING PERSON
                            Catesby M. Clay, as an individual and as Co-Trustee under Trust u/w J.N. Camden, deceased (1942), as a Co-Trustee under Trust Agreement of J.N. Camden, and as Co-Trustee under Trust u/w Agnes Clay Pringle
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             3,000
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      43,630    See Appendix II
                            9         SOLE DISPOSITIVE POWER

                                      3,000
                            10        SHARED DISPOSITIVE POWER

                                      43,630    See Appendix II
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            46,630
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            1.2%
14                          TYPE OF REPORTING PERSON

                            IN and OO

CUSIP No. 171484 10 8
         13D      Page 7 of 53

1                           NAME OF REPORTING PERSON
                            Jim Clay, as a Co-Trustee under Trust u/w J.N. Camden, deceased (1942), and as a Co-Trustee under Trust Agreement of J.N. Camden
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             -0-
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      32,680    See Appendix II
                            9         SOLE DISPOSITIVE POWER

                                      -0-
                            10        SHARED DISPOSITIVE POWER

                                      32,680    See Appendix II
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            32,680
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES
                            [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            .9%
14                          TYPE OF REPORTING PERSON

                            OO

CUSIP No. 171484 10 8
         13D      Page 8 of 53

1                           NAME OF REPORTING PERSON
                            James G. Kennan, III, as a Co-Trustee under Trust u/w J.N. Camden, deceased (1942) and as a Co-Trustee under Trust Agreement of J.N. Camden
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             -0-
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      32,680    See Appendix II
                            9         SOLE DISPOSITIVE POWER

                                      -0-
                            10        SHARED DISPOSITIVE POWER

                                      32,680    See Appendix II
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            32,680
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES
                            [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            .9%
14                          TYPE OF REPORTING PERSON

                            OO

CUSIP No. 171484 10 8
         13D      Page 9 of 53

1                           NAME OF REPORTING PERSON
                            McColl Pringle, as a Co-Trustee u/w Agnes Clay Pringle, deceased (1984)
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             -0-
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      10,950    See Appendix II
                            9         SOLE DISPOSITIVE POWER

                                      -0-
                            10        SHARED DISPOSITIVE POWER

                                      10,950    See Appendix II
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            10,950
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            .3%
14                          TYPE OF REPORTING PERSON

                            OO

CUSIP No. 171484 10 8
         13D      Page 10 of 53

1                           NAME OF REPORTING PERSON
                            William S. Farish
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             25,280
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      25,280
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            25,280
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            .7%
14                          TYPE OF REPORTING PERSON

                            IN

CUSIP No. 171484 10 8
         13D      Page 11 of 53

1                           NAME OF REPORTING PERSON
                            J. David Grissom
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             10,050
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      10,050
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            10,050
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            .3%
14                          TYPE OF REPORTING PERSON

                            IN

CUSIP No. 171484 10 8
         13D      Page 12 of 53

1                           NAME OF REPORTING PERSON
                            Nancy Clay Hancock, as Co-Trustee u/w A.B. Hancock, deceased (1972) and as Co-Trustee under Trust Agreement of Nancy Clay Hancock
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             -0-
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      97,295    See Appendix II
                            9         SOLE DISPOSITIVE POWER

                                      -0-
                            10        SHARED DISPOSITIVE POWER

                                      97,295    See Appendix II
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            97,295
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            .3%
14                          TYPE OF REPORTING PERSON

                            OO

CUSIP No. 171484 10 8
         13D      Page 13 of 53

1                           NAME OF REPORTING PERSON
                            Seth W. Hancock, as an individual, and as a Co-Trustee under Trust u/w A.B. Hancock, deceased
                            (1972), as a Co-Trustee under Trust Agreement of Nancy Clay Hancock and as Co-Trustee under Trust Agreement of Waddell W. Hancock, II
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             36,500
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      106,325   See Appendix II
                            9         SOLE DISPOSITIVE POWER

                                      36,500
                            10        SHARED DISPOSITIVE POWER

                                      106,325   See Appendix II
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            142,825
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            3.8%
14                          TYPE OF REPORTING PERSON

                            IN and OO

CUSIP No. 171484 10 8
         13D      Page 14 of 53

1                           NAME OF REPORTING PERSON
                            Waddell W. Hancock, as Co-Trustee u/w A.B. Hancock, deceased (1972)
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             -0-
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      79,200    See Appendix II
                            9         SOLE DISPOSITIVE POWER

                                      -0-
                            10        SHARED DISPOSITIVE POWER

                                      79,200    See Appendix II
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            79,200
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES
                            [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            2.1%
14                          TYPE OF REPORTING PERSON

                            OO

CUSIP No. 171484 10 8
         13D      Page 15 of 53

1                           NAME OF REPORTING PERSON
                            Waddell W. Hancock, II, as a Co-Trustee, A.B. Hancock, deceased (1972), and as Co-Trustee under Trust
                            Agreement of Waddell W. Hancock, II
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             -0-
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      97,295    See Appendix II
                            9         SOLE DISPOSITIVE POWER

                                      -0-
                            10        SHARED DISPOSITIVE POWER

                                      97,295    See Appendix II
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            97,295
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            2.6%
14                          TYPE OF REPORTING PERSON

                            OO

CUSIP No. 171484 10 8
         13D      Page 16 of 53

1                           NAME OF REPORTING PERSON
                            Louis J. Herrmann, Jr.
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             40,065
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      40,065
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            40,065
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            1.1%
14                          TYPE OF REPORTING PERSON

                            IN

CUSIP No. 171484 10 8
         13D      Page 17 of 53

1                           NAME OF REPORTING PERSON
                            Frank B. Hower, Jr.
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             1,040
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      1,040
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            1,040
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES
                            [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            Less than .05%
14                          TYPE OF REPORTING PERSON

                            IN

CUSIP No. 171484 10 8
         13D      Page 18 of 53

1                           NAME OF REPORTING PERSON
                            Stanley F. Hugenberg, Jr.
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             3,670
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      3,670
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            3,670
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES
                            [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            .1%
14                          TYPE OF REPORTING PERSON

                            IN

CUSIP No. 171484 10 8
         13D      Page 19 of 53

1                           NAME OF REPORTING PERSON
                            Harriet S. Jones
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             10,000
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      10,000
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            10,000
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            .3%
14                          TYPE OF REPORTING PERSON

                            IN

CUSIP No. 171484 10 8
         13D      Page 20 of 53

1                           NAME OF REPORTING PERSON
                            Mina Jones Cox
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             8,570
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      8,570
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            8,570
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            .2%
14                          TYPE OF REPORTING PERSON

                            IN

CUSIP No. 171484 10 8
         13D      Page 21 of 53

1                           NAME OF REPORTING PERSON
                            Edna Veeneman Lewis
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             5,660
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      5,660
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            5,660
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            .1%
14                          TYPE OF REPORTING PERSON

                            IN

CUSIP No. 171484 10 8
         13D      Page 22 of 53

1                           NAME OF REPORTING PERSON
                            W. Bruce Lunsford
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             100,030
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      90,030
                            10        SHARED DISPOSITIVE POWER

                                      10,000
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            100,030
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            2.6%
14                          TYPE OF REPORTING PERSON

                            IN

CUSIP No. 171484 10 8
         13D      Page 23 of 53

1                           NAME OF REPORTING PERSON
                            W. Bruce Lunsford Foundation, Inc.
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            Kentucky
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             -0-
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      -0-
                            10        SHARED DISPOSITIVE POWER

                                      10,000
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            10,000
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            .3%
14                          TYPE OF REPORTING PERSON

                            CO

CUSIP No. 171484 10 8
         13D      Page 24 of 53

1                           NAME OF REPORTING PERSON
                            Thomas H. Meeker
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             29,437
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      29,437
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            29,437
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            .8%
14                          TYPE OF REPORTING PERSON

                            IN

CUSIP No. 171484 10 8
         13D      Page 25 of 53

1                           NAME OF REPORTING PERSON
                            Carl F. Pollard
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             73,040
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      73,040
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            73,040
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            1.9%
14                          TYPE OF REPORTING PERSON

                            IN

CUSIP No. 171484 10 8
         13D      Page 26 of 53

1                           NAME OF REPORTING PERSON
                            Wells Family Partnership
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             210,530
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      210,530
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            210,530
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            5.6%
14                          TYPE OF REPORTING PERSON

                            PN

CUSIP No. 171484 10 8
         13D      Page 27 of 53

1                           NAME OF REPORTING PERSON
                            Wells Foundation, Inc.
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            Kentucky
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             22,400
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      22,400
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            22,400
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            .6%
14                          TYPE OF REPORTING PERSON

                            CO

CUSIP No. 171484 10 8
         13D      Page 28 of 53

1                           NAME OF REPORTING PERSON
                            Mary Louise Whitney
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             128,000
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      128,000
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            128,000
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            3.4%
14                          TYPE OF REPORTING PERSON

                            IN

CUSIP No. 171484 10 8
         13D      Page 29 of 53

1                           NAME OF REPORTING PERSON
                            William T. Young
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             114,660
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      -0-
                            9         SOLE DISPOSITIVE POWER

                                      114,660
                            10        SHARED DISPOSITIVE POWER

                                      -0-
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            114,660
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            3.0%
14                          TYPE OF REPORTING PERSON

                            IN

CUSIP No. 171484 10 8
         13D      Page 30 of 53

1                           NAME OF REPORTING PERSON
                            Charles W. Bidwill, Jr.
                            S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

2                           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                            (A)  [X]
                            (B)  [  ]

3                           SEC USE ONLY

4                           SOURCE OF FUNDS
                            Not Applicable
5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E) [ ]

6                           CITIZENSHIP OR PLACE OF ORGANIZATION
                            United States
                            7         SOLE VOTING POWER
  NUMBER OF
   SHARES                             219,340
BENEFICIALLY
  OWNED BY
   EACH
 REPORTING
  PERSON
   WITH

                            8         SHARED VOTING POWER

                                      2,919
                            9         SOLE DISPOSITIVE POWER

                                      219,340
                            10        SHARED DISPOSITIVE POWER

                                      2,919
11                          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                            PERSON

                            222,259
12                          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
                            EXCLUDES CERTAIN SHARES [  ]

13                          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

                            5.9%
14                          TYPE OF REPORTING PERSON

                            IN

          Item 1. Security and Issuer. The title of the class of equity securities to which this Statement relates is: Common stock, no par value (the "Shares"), of Churchill Downs Incorporated (the "Company"). The name and address of the principal executive offices of the issuer of such securities are: Churchill Downs Incorporated 700 Central Avenue Louisville, Kentucky 40208

         The Company is a Kentucky corporation.
         Item 2. Identity and Background. This Schedule is filed by the individuals and in the capacities described in Appendix I hereto and by certain other stockholders described in Appendix I hereto, and constitutes a filing as a group by such persons (hereinafter collectively referred to as the "Reporting Persons"). The Reporting Persons hold or have an interest in the aggregate of 1,196,146 Shares, representing, as of the date hereof, approximately 31.5% of the Shares outstanding. The Third Supplemental Stockholder Agreement was entered into among the Reporting Persons and was effective as of April 18, 1995 (the "Agreement").
                  The persons making this filing are doing so because they may be deemed to constitute a "group" for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act"), by reason of their having executed the Agreement (as described in Item 6 and filed as Exhibit 1 attached hereto and incorporated herein by reference). Except as expressly stated herein, each of the Reporting Persons filing this Statement disclaims beneficial ownership of the Shares beneficially owned by any other Reporting Person or any other person. The Attorney-in-Fact appointed by each Reporting Person under the Agreement disclaims beneficial ownership of the Shares beneficially owned by any of the Reporting Persons.
                  The names, residence or business addresses and present principal occupation or employment, and the name, principal business and address of any corporation or other organization where such employment is conducted, of the Reporting Persons, are set forth in Appendix I attached hereto and incorporated herein by reference. Each of the Reporting Persons who are individuals is a citizen of the United States of America.
                  During the past five years, none of the Reporting Persons [i] has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or [ii] has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.
                  Information with respect to each of the Reporting Persons is given solely by such Reporting Person and no Reporting Person has responsibility for the accuracy or completeness of information supplied by another Reporting Person.

         Item 3. Source and Amount of Funds or Other Consideration. No purchase of Shares by any Reporting Person is being reported herein and information concerning the source and amount of funds or other consideration with respect to prior purchases is not regarded as material.
         Item 4. Purpose of Transaction. Certain of the Reporting Persons and certain other stockholders of the Company originally entered into a Stockholder Agreement as of May 2, 1984. A Supplemental Stockholder Agreement was subsequently entered into by certain of such persons on March 25, 1985; a Second Supplemental Stockholder Agreement was entered into by certain of such persons as of May 8, 1990; and an Amended Second Supplemental Stockholder Agreement was entered into by certain of such persons as of January 7, 1992. Schedule 13Ds were previously filed with regard to the execution of these Stockholder Agreements, along with amendments to said Schedule 13Ds. The original Stockholder Agreement had a term of two years and expired in May 1986. The Supplemental Stockholder Agreement had a term of five years and expired on May 2, 1990. The Second Supplemental Stockholder Agreement had a term of five years. As of January 7, 1992, the Second Supplemental Stockholder Agreement was terminated by consent of the holders of two-thirds (2/3) of the shares subject to such agreement who simultaneously entered into the Amended Second Supplemental Stockholder Agreement. The Amended Second Supplemental Stockholder Agreement provided that it would remain in effect until May 5, 1995, unless terminated by the written consent of the holders of two-thirds (2/3) of the shares of stock subject to such agreement. By execution of the Agreement, the Amended Second Supplemental Stockholder Agreement was terminated by consent of the holders of two-thirds (2/3) of the shares subject to such agreement who simultaneously entered into the Agreement. Each of the original Stockholder Agreement, the Supplemental Stockholder Agreement, the Second Supplemental Stockholder Agreement and the Amended Second Supplemental Stockholder Agreement provided that the signatories to such agreements could not sell or otherwise transfer any interest in their Shares except in certain limited situations.
                  Although the Company has not received any offers at this time to purchase its Shares, the Reporting Persons continue to be concerned about indications of interest of which they are aware in acquiring assets or stock of the Company. The Reporting Persons have entered into the Agreement for the purpose of providing for liquidity in regard to the Shares and providing for a longer term whereby control of the Shares is maintained, through a right of first refusal in the Company, and then within the group constituting the Reporting Persons.
                  Although no plan or proposal presently exists among the Reporting Persons as a group to purchase additional Shares, a Reporting Person's right to do so is not restricted under the Agreement. In addition, under the terms of the Agreement, which provides for a right of first refusal in the Company, and then within the group constituting the Reporting Persons, it is contemplated that at some point, by operation of the Agreement, the number of Shares held by the Reporting Persons individually will change although such change will not affect the amount held by all Reporting Persons.

                  None  of the  Reporting  Persons  has  any  present  plans  or proposals which relate to or would result in [a] the acquisition by any person of additional securities of the issuer, or the disposition of securities of the issuer, although individual Reporting Persons have indicated an interest in purchasing additional Shares as they become available; [b] an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the issuer or any of its subsidiaries; [c] a sale or transfer of a material amount of assets of the issuer or any of its subsidiaries; [d] any change in the present Board of Directors or management of the issuer, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the Board; [e] any material change in the present capitalization or dividend policy of the issuer; [f] any other material change in the issuer's business or corporate structure; [g] changes in the issuer's charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of the issuer by any person; [h] causing a class of securities of the issuer to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association; [i] a class of equity securities of the issuer becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act; or [j] any action similar to any of those enumerated above. Each Reporting Person reserves the right to formulate such plans or proposals, to take such action, with respect to any or all of the foregoing matters and any other matters as such Reporting Person may determine.
                  Although certain of the Reporting Persons are directors and/or executive  officers of the  Company,  each  Reporting  Person has  executed  the
Agreement solely in such Reporting Person's capacity as a stockholder of the Company. The Company, through its Board of Directors, has approved the Agreement for the purpose of making the Company a third party beneficiary to the Agreement.
         Item 5.  Interest in Securities of the Issuer.
                  a.  As of April 18, 1995, the Reporting  Persons  beneficially owned 1,196,146 Shares or approximately 31.5% of the 3,783,318 Shares outstanding at such date and shares beneficially owned but not outstanding with respect to a reporting person. The number of beneficially owned shares includes 16,900 Shares issuable to a Reporting Person under currently exercisable options and 717 Shares issuable to a Reporting Person under the Company's Incentive Compensation Plan.
                  b.  Information  with respect to the  beneficial  ownership of
Shares by each of the Reporting Persons is set forth in Appendix II hereto which is incorporated herein by reference. Each of the Reporting Persons assumes no responsibility for the accuracy or completeness of Appendix II except as it relates to the beneficial ownership of the Shares disclosed therein of such Reporting Person.
                  c.  Not Applicable.

                  d. Except as set forth in Item 5(b), no persons other than the Reporting Persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, any Shares beneficially owned by such Reporting Persons.
                  e. Not Applicable.
         Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer. As of April 18, 1995, the Agreement among the Reporting Persons became effective. The Agreement provides that as to Shares now owned or later acquired by any party to the Agreement, the holder of such Shares will not transfer the Shares without complying with the Agreement except in the following instances: [a] pursuant to an offer to acquire all of the outstanding Shares of the Company which the Board of Directors of the Company has recommended and which an independent financial advisor retained by the Company has determined to be fair from a financial point of view; [b] by operation of law; [c] by gift, will or pursuant to the laws of descent and distribution; [d] by pledge to a financial institution; or [e] in a small transaction which is defined to mean the transfer of not more than 3,000 Shares in any calendar month. Except in these instances, a Reporting Person may not transfer or agree or commit to transfer the Reporting Person's Shares without first offering to sell such Shares to the Company, and then to all other signatories to the Agreement, on the same terms and conditions as the proposed transfer. In the event the other signatories to the Agreement desire to purchase more than the number of Shares offered for sale by the Reporting Person or the Shares remaining after acquisition by the Company, the Agreement provides for proration of purchase of the Shares among the parties to the Agreement who desire to purchase Shares. If all of the Shares offered for sale by the Reporting Person are not purchased by the Company and/or the other parties to the Agreement, the Shares may be sold in accordance with the bona fide offer received by the Reporting Person. Any stockholder of the Company may become a party to the Agreement by executing the Agreement. The Company is a third party beneficiary to the Agreement.
                  The Agreement will be effective until April 15, 1997. The Agreement will become effective as to each additional Reporting Person upon the execution and delivery thereof by such Reporting Person. Under the Agreement, a Reporting Person's right to vote such Reporting Person's Shares, to receive cash dividends or to receive dividends payable in stock or receive Shares in a stock split, or to sell or dispose of Shares therein is not restricted except as specifically set forth therein. A copy of the Agreement is filed as Exhibit 1 hereto and is incorporated herein by reference.
         Item 7.  Material to be Filed as Exhibits.
                  Exhibit 1 - Form of Third Supplemental Stockholder Agreement as of April 18, 1995.

                                   SIGNATURE


                  After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.


April 25, 1995                            By  /s/Thomas H. Meeker
                                              -----------------------------
                                              Thomas H. Meeker,*
                                              Attorney-in-Fact on behalf of
                                              each of the Reporting Persons
                                              listed on Appendices I and II.




* Pursuant to Paragraph 14 of the Third Supplemental Stockholder Agreement, each Reporting Person has authorized Thomas H. Meeker as Attorney-in-Fact to sign on behalf of such Reporting Person any document which that Attorney-in-Fact believes may be required to be filed. Evidence of the authority to sign on behalf of each of the Reporting Persons has been retained in the files of the Company.

                                 EXHIBIT INDEX


                                                                         PAGE

Exhibit 1  -      Form of Third Supplemental Stockholder Agreement       49-52
                  dated as of April 18, 1995

Appendix II runs after Appendix I   APPENDIX I

                             (as of April 18, 1995)



                  Identity and Background of Reporting Person. The name, residence or business address and present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which such employment is conducted, of each Reporting Person is set forth below:

                                         Residence                              Present Principal
     Name                           or Business Address                         Occupation  or Employment

John W. Barr III                    2000 Brown & Williamson Tower               Retired; Former Chairman,
                                    Louisville, KY 40202                        National City Bank, Kentucky
                                                                                (bank holding company)

Catesby W. Clay                     200 West Vine Street                        Chairman, Kentucky River Coal
                                    Suite 8K                                    Corporation (coal land lessor);
                                    Lexington, KY 40507                         President, Runnymede Farm, Inc.

Charles W. Bidwill, Jr.             Sportsman's Park Race Track                 President and General Manager,
                                    3301 South Laramie Avenue                   National Jockey Club (operator
                                    Cicero, IL 60650                            of Sportsman's Park Race Track)

William S. Farish                   Lane's End Farm                             President, W.S. Farish & Company
                                    100 United Drive, Suite 3A                  (trust management company);
                                    Versailles, KY  40383                       Owner, Lane's End Farm

J. David Grissom                    400 West Market Street                      Chairman, Mayfair Capital
                                    Suite 2510                                  (private investment firm)
                                    Louisville, KY  40202

Seth W. Hancock                     c/o Claiborne Farm                          Partner and Manager, Claiborne Farm;
                                    P. O. Box 150                               President, Hancock Farms, Inc.
                                    Paris, KY  40361

Louis J. Herrmann, Jr.              340 Byrne Avenue                            Owner, Louis Herrmann Auto
                                    Louisville, KY 40217                        Consultant Incorporated

Frank B. Hower, Jr.                 339A Mockingbird Valley Road                Retired; Former Chairman,
                                    Louisville, KY 40207                        Liberty National Bancorp., Inc.
                                                                                (bank holding company) and
                                                                                Liberty National Bank & Trust
                                                                                Company of Louisville

Stanley F. Hugenberg, Jr.           1913 Fortside Circle                        President, Jackantom Sales
                                    Fort Mitchell, KY 41011                     Company (manufacturer's
                                                                                representative)

Harriet S. Jones                    c/o Hermitage Farm, Inc.                    Housewife
                                    P. O. Box 40
                                    Goshen, KY 40026

Mina Jones Cox                      4600 Tingle Lane                            Housewife
                                    Louisville, KY  40077

W. Bruce Lunsford                   3300 Providian Center                       Chairman, President and Chief
                                    Louisville, KY  40202                       Executive Officer, Vencor, Inc.
                                                                                (intensive care hospitals and
                                                                                nursing homes)

Thomas H. Meeker                    Churchill Downs                             President of the Company
                                    Incorporated
                                    700 Central Avenue
                                    Louisville, KY 40208

Carl F. Pollard                     Hermitage Farm                              Owner, Hermitage Farm
                                    P. O. Box 40
                                    Goshen, KY  40026

Edna Veeneman Lewis                 16 Brownsboro Hill Rd.                      Housewife
                                    Louisville, KY 40207

Mary Louise Whitney                 40 Geyser Road                              Housewife
                                    Saratoga Springs, NY   12866

William T. Young                    P.O. Box 1110                               Chairman of the Board, W.T.
                                    Lexington, KY 40502                         Young, Inc. (warehousing,
                                                                                thoroughbred horses)

Shauna Bidwill Valenzuela           2424 Myrtle Avenue                          Housewife
                                    Hermosa Beach, CA  90254


         The following lists the corporations, partnerships and trusts that are Reporting Persons.

         Trustees u/w J.N. Camden deceased 1942 -- Catesby M. Clay, Jim Clay and James G. Kennan, III


                                        Residence                                   Present Principal
     Name                           or Business Address                         Occupation  or Employment
Catesby W. Clay                     200 West Vine Street                        Chairman, Kentucky River Coal
                                    Suite 8K                                    Corporation; President,
                                    Lexington, KY 40507                         Runnymede Farm, Inc.

Jim Clay                            P.O. Box l97                                Farmer
                                    Paris, KY 4036l

James G. Kennan, III                200 West Vine Street                        President and Chief Executive
                                    Suite 8K                                    Officer, Kentucky River Coal
                                    Lexington, KY 40507                         Corporation

         Trustees u/Trust Agreement J.N. Camden -- Catesby M. Clay, Jim Clay and James G. Kennan III. See above for information with respect to name, residence or business address, and present principal occupation or employment.
         Each of Messrs. Clay, Clay and Kennan is a United States citizen and during the last five years, none of them has been [i] convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) nor [ii] been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         Trustees u/w A.B. Hancock, deceased 1972 -- Bank One, Lexington, NA Seth W. Hancock, Waddell W. Hancock, Nancy Clay Hancock and Waddell W. Hancock, II

[a]      Name:                         Bank One, Lexington, NA

[b]      Business Address:             201 East Main Street, Lexington, KY 40507

[c]      Principal Business:           Bank

[d]      State of Organization:        Kentucky

                      Directors of Bank One, Lexington, NA

                                         Residence                                  Present Principal
     Name                           or Business Address                         Occupation  or Employment

Laura S. Babbage                    3174 Custer Drive                           Chief Executive Officer,
                                    Lexington, KY  40502                        Urgent Treatment Center

Gary D. Bello                       727 Mallard Bay                             President, Clark Material
                                    Lexington, KY  40502                        Handling Co.

Steven H. Caller                    343 Waller Avenue                           President, Investors Building
                                    Suite 100                                   Corporation
                                    Lexington, KY 40504

Alex G. Campbell, Jr.               P.O. Box 223                                Investments
                                    Lexington, KY 40584

Jeanne Marie Dawahare               1400 Vine Center                            Director of Special Projects,
                                    Lexington, KY  40507                        Greenebaum, Doll & McDonald

A.W. Givens                         P.O. Box 2120                               Chairman of the Board, Clay-Ingels
                                    Lexington, KY  40594                        Co., Inc.

William C. Greely                   P.O. Box 1690                               President, Keeneland
                                    Lexington, KY  40592                        Association

Louis L. Haggin, III                Sycamore Farm                               Manager, Sycamore Farm
                                    2981 Shannon Run Road
                                    Versailles, KY  40383

William R. Hartman                  201 East Main Street                        Chairman and CEO, Bank One,
                                    Lexington, KY  40507                        Lexington, NA


John M. McDonald, III               P.O. Box 55487                              President and CEO, Brock-McVey
                                    Lexington, KY  40555                        Company

John Newton                         One Quality Street                          Chairman of the Board,
                                    Lexington, KY  40507                        President and CEO, Kentucky
                                                                                Utilities Company

L. Frank Sadler                     5997 Winchester Road                        Real Estate Developer,
                                    Lexington, KY  40509                        Frank Sadler Developer

Alvin T. Stolen, III                201 E. Main Street                          President, Bank One,
                                    Lexington, KY  40507                        Lexington, NA

William B. Sturgill                 1256 Old Frankfort Pike                     President, East Kentucky
                                    Lexington, KY 40504                         Investment Co., Inc.

Dr. Lee T. Todd, Jr.                3191 Nicholasville Road, Suite 600          President and Chief Executive
                                    Lexington, KY  40503                        Officer, Data-Beam Corp.

William H. Wilson                   4817 Chaffey Lane                           Deputy Executive Director
                                    Lexington, KY 40515                         for Marketing, Kentucky
                                                                                Educational Television

William T. Young, Jr.               P.O. Box 1110                               Chairman of the Board,
                                    Lexington, KY 40589                         W. T. Young Co., Inc.




                         Executive Officers of Bank One
                      (Who are not directors of Bank One)


                                         Residence                                  Present Principal
     Name                           or Business Address                         Occupation  or Employment
Frank Eckerd                        201 East Main Street                        Senior Vice President and Chief
                                    Lexington, KY  40507                        Credit Officer,
                                                                                Bank One, Lexington, NA

Roy Eon                             201 East Main Street                        Senior Vice President,
                                    Lexington, KY  40507                        Bank One, Lexington, NA

Robert J. Heiple                    201 East Main Street                        Executive Vice President,
                                    Lexington, KY  40507                        Bank One, Lexington, NA

David A.Tillery                     201 East Main Street                        Senior Vice President,
                                    Lexington, KY  40507                        Bank One, Lexington, NA

Glenn D. Leveridge                  201 East Main Street                        Executive Vice President,
                                    Lexington, KY  40507                        Bank One, Lexington, NA

Charles D. Christy                  201 East Main Street                        Senior Vice President and
                                    Lexington, KY 40507                         Chief Financial Officer,
                                                                                Bank One, Lexington, NA

George R. Sims                      201 East Main Street                        Senior Vice President,
                                    Lexington, KY 40507                         Director of Human Resources,
                                                                                Bank One, Lexington, NA

Susan K. Stout                      201 East Main Street                        Executive Vice President,
                                    Lexington, KY 40507                         Bank One, Lexington, NA

Richard Lyon                        201 East Main Street                        Vice President and Secretary,
                                    Lexington, KY  40507                        Bank One, Lexington, NA


                                        Residence                                   Present Principal
     Name                           or Business Address                         Occupation or Employment

Seth W. Hancock                     c/o Claiborne Farm                          Partner and Manager,
                                    P.O. Box 150                                Claiborne Farm; President,
                                    Paris, KY  40361                            Hancock Farms, Inc.

Waddell W. Hancock                  P.O. Box 150                                Vice-President, Hancock
                                    Paris, KY  40361                            Farms, Inc.

Nancy Clay Hancock                  P.O. Box 150                                Treasurer, Hancock Farms, Inc.
                                    Paris, KY  40361

Waddell W. Hancock, II              P.O. Box 150                                Director of Marketing and Public
                                    Paris, KY  40361                            Relations, Hancock Farms, Inc.


     Each of Mr. Hancock, Mr. Hancock, Ms. Hancock and Mr. Hancock is a United States citizen and during the last five years, none of them has been [i] convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) nor [ii] been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


         ABC Partnership


(a)  Name:                          ABC Partnership

(b)  Business Address:              c/o Claiborne Farm, P.O. Box 150, Paris, KY
                                    40361

(c)  Principal Business:            Investments, primarily in equine businesses

(d)  State of Organization:         Kentucky

                      General Partners of ABC Partnership



                                         Residence                                  Present Principal
     Name                           or Business Address                         Occupation  or Employment

Seth W. Hancock                     c/o Claiborne Farm                          Partner and Manager,
                                    P.O. Box 150                                Claiborne Farm; President,
                                    Paris, KY  40361                            Hancock Farms, Inc.

Nancy Clay Hancock                  P.O. Box 150                                Treasurer, Hancock Farms, Inc.
                                    Paris, KY  40361

Waddell W. Hancock, II              P.O. Box 150                                Director of Marketing and
                                    Paris, KY  40361                            Public Relations
                                                                                Hancock Farms, Inc.

     Each of Mr. Hancock, Ms. Hancock and Mr. Hancock is a United States citizen and during the last five years none of them has been [i] convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) nor [ii] been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         Wells Family Partnership


(a)  Name:                          Wells Family Partnership

(b)  Business Address:              4350 Brownsboro Road, Louisville, KY  40207

(c)  Principal Business:            Holder of Shares of Churchill Downs
                                    Incorporated

(d)  State of Organization:         Kentucky

                General Partners of the Wells Family Partnership


                                         Residence                                  Present Principal
     Name                           or Business Address                         Occupation  or Employment

Darrell R. Wells                    4350 Brownsboro Road                        General Partner, Security
                                    Louisville, KY  40207                       Management Company  (investments)

Louis Crawford Wells                4350 Brownsboro Road                        Restaurant Management
                                    Louisville, KY  40207

Wayne H. Wells                      4350 Brownsboro Road                        Real Estate Executive
                                    Louisville, KY  40207

Y. Peyton Wells, III                4350 Brownsboro Road                        Restaurant Management
                                    Louisville, KY  40207

Bryant C. Wells                     5202 Tomahawk Road                          Investments
                                    Louisville, KY  40207


          Darrell R. Wells is the Managing Partner of the Wells Family Partnership. Mr. Wells is a United States citizen and during the last five years he has not been [i] convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) nor [ii] been a party to a civil proceeding of a judicialor administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         Wells Foundation, Inc.


(a)      Name:                      Wells Foundation, Inc.

(b)      Business Address: 4350 Brownsboro Road, Louisville, KY  40207

(c)      Principal Business:        Charitable Foundation

(d)      State of Organization:     Kentucky


                           Trustees and Executive Officers of the Wells Foundation, Inc.


                                         Residence                                  Present Principal
     Name                           or Business Address                         Occupation  or Employment

Darrell R. Wells                    4350 Brownsboro Road                        General Partner, Security
                                    Louisville, KY  40207                       Management Company

Louis Crawford Wells                4350 Brownsboro Road                        Restaurant Management
                                    Louisville, KY  40207



                  All of the trustees and executive officers of the Wells Foundation, Inc. are citizens of the United States. During the last five years Mr. Darrell R. Wells [i] has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) nor [ii] been a party
to a civil proceeding  of a judicial  or   administrative  body  of   competent
jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         Trustees u/w of Agnes Clay Pringle deceased January 15, 1984 -- Catesby
M. Clay, McColl Pringle and Bank One, Lexington, NA. See above for information with respect to Bank One, Lexington, NA.


                                         Residence                                  Present Principal
     Name                           or Business Address                        Occupation  or Employment

Catesby W. Clay                     200 West Vine Street                        Chairman, Kentucky River Coal
                                    Suite 8K                                    Corporation; President,
                                    Lexington, KY  40507                        Runnymede Farm, Inc.

McColl Pringle                      46 Legare Street                            Retired
                                    Charleston, S.C. 29401



                  Each of Messrs. Clay and Pringle is a United States citizen and during the last five years, none of them has been [i] convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) nor [ii] been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

     Trustees u/Trust Agreement Nancy Clay Hancock -- Bank One, Lexington, NA, Seth W. Hancock and Nancy Clay Hancock. See above for information with respect to Bank One, Lexington, NA.

                                         Residence                                  Present Principal
     Name                           or Business Address                        Occupation  or Employment

Seth W. Hancock                     c/o Claiborne Farm                          Partner and Manager, Claiborne
                                    P.O. Box 150                                Farm; President, Hancock Farms,
                                    Paris, KY  40361                            Inc.

Nancy Clay Hancock                  P.O. Box 150                                Treasurer, Hancock Farms, Inc.
                                    Paris, KY  40361


                  Each of Mr. Hancock and Ms. Hancock is a United States citizen and during the last five years, neither of them has been [i] convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) nor [ii] been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         Trustees u/Trust Agreement Waddell Walker Hancock II --Bank One, Lexington, NA, Seth W. Hancock and Waddell W. Hancock, II. See above for information with respect to Bank One, Lexington, NA.


                                         Residence                                  Present Principal
     Name                           or Business Address                         Occupation  or Employment

Seth W. Hancock                     c/o Claiborne Farm                          Partner and Manager,
                                    P.O. Box 150                                Claiborne Farm; President,
                                    Paris, KY  40361                            Hancock Farms, Inc.

Waddell W. Hancock, II              P.O. Box 150                                Director of Marketing and
                                    Paris, KY  40361                            Public Relations,
                                                                                Hancock Farms, Inc.



                  Each of Mr. Hancock and Mr. Hancock is a United States citizen and [i] during the last five years, neither of them has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) nor [ii] been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities law or finding any violation with respect to such laws.

         W. Bruce Lunsford Foundation, Inc.

[a]      Name:                              W. Bruce Lunsford Foundation, Inc.
[b]      Business Address:                  3300 Providian Center, Louisville,
                                            KY  40202
[c]      Principal Business:                Charitable contributions
[d]      State of Organization:             Kentucky


                                         Residence                                  Present Principal
     Name                           or Business Address                         Occupation  or Employment
W. Bruce Lunsford                   3300 Providian Center                       Chairman, President and Chief
                                    Louisville, KY  40202                       Executive Officer, Vencor, Inc.
                                                                                (intensive care hospitals and
                                                                                nursing homes)

Maria M. Livering                   3300 Providian Center                       Director of Administrative Services,
                                    Louisville, KY  40202                       Vencor, Inc.

June C. King                        3300 Providian Center                       Assistant General Counsel, Vencor,
                                    Louisville, KY  40202                       Inc.

                  All  of the  directors  and  executive  officers  of W.  Bruce
Lunsford Foundation, Inc. are citizens of the United States and during the last five years, none of the directors or executive officers of W. Bruce Lunsford Foundation, Inc. has been [i] convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) nor [ii] been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


                                  APPENDIX II
                      NUMBER OF SHARES BENEFICIALLY OWNED

                         (revised as of April 18, 1995)


                           Sole       Shared       Sole         Shared      Aggregate  Percent
                           Voting      Voting    Dispositive   Dispositive     Number      Of
Name of Beneficial Owner   Power       Power       Power         Power       Of Shares   Class
------------------------  -------     -------   ------------  -----------    ---------  -------
ABC Partnership (1)           9,065           --     9,065            --          9,065         .2
John W. Barr III              2,000           --     2,000            --          2,000         .1
Charles W. Bidwill, Jr.(7)  219,340        2,919   219,340         2,919        222,259        5.9
Shauna Bidwill Valenzuela(7)  1,550           --     1,550            --          1,550          *
Catesby W. Clay               3,000           --     3,000            --          3,000         .1
Catesby Clay, Jim Clay and       --        9,380        --         9,380          9,380         .2
  James G. Kennan, III,
  Co-Trustees u/w J.N. Camden,
  deceased 1942(2)
Catesby Clay, Jim Clay and       --       23,300        --        23,300         23,300         .6
  James G. Kennan, III,  Co-Trustees u/agreement
  w/J.N. Camden(3)
Catesby Clay, McColl            --        10,950        --        10,950         10,950         .3
  Pringle and Bank
  One, Lexington, NA
  Co-Trustees
  u/w Agnes Clay Pringle,
  deceased 1984
William S. Farish            25,280           --    25,280            --         25,280         .7
J. David Grissom             10,050           --    10,050            --         10,050         .3
Bank One, Lexington, NA,         --       79,200        --        79,200         79,200        2.1
  Seth W. Hancock, Waddell W.
  Hancock, Nancy Clay
  Hancock and Waddell W.
  Hancock, II
  Co-Trustee u/w A.B.
  Hancock, deceased
  9/14/72
Seth W. Hancock,                 --        9,030        --         9,030          9,030         .2
  Nancy Clay Hancock and
  Bank One, Lexington, NA
  u/agreement Nancy Clay
  Hancock
Seth W. Hancock,                 --        9,030        --         9,030          9,030         .2
  Waddell W. Hancock, II
  and Bank One,
  Lexington, NA
  u/agreement Waddell
  Walker Hancock, II
Seth W. Hancock              36,500           --    36,500            --         36,500        1.0

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


                                     Sole       Shared       Sole              Shared    Aggregate   Percent
                                    Voting      Voting    Dispositive      Dispositive    Number        Of
Name of Beneficial Owner             Power       Power       Power            Power      Of Shares    Class

Louis J. Herrmann, Jr.               40,065          --      40,065             --        40,065       1.1
Frank B. Hower  Jr.                   1,040          --       1,040             --         1,040         *
Stanley F. Hugenberg, Jr.             3,670          --       3,670             --         3,670        .1
Harriet S. Jones                     10,000          --      10,000             --        10,000        .3
Mina Jones Cox                        8,570          --       8,570             --         8,570        .2
Edna Veeneman Lewis                   5,660          --       5,660             --         5,660        .1
W. Bruce Lunsford                   100,030          --      90,030         10,000       100,030       2.6
W. Bruce Lunsford Foundation, Inc.       --          --          --         10,000            --
Thomas H. Meeker(3)                  29,437          --      29,437             --        29,437        .8
Carl F. Pollard                      73,040          --      73,040             --        73,040       1.9
Wells Family                        210,530          --     210,530             --       210,530       5.6
  Partnership(4)
Wells Foundation, Inc.               22,400          --      22,400             --        22,400        .6
Mary Louise Whitney(5)              128,000          --     128,000             --       128,000       3.4
William T. Young                    114,660          --     114,660             --       114,660       3.0

TOTAL                                                                                  1,196,146      31.5(6)

* Less than .05 percent

(1) A general partnership formed under Kentucky law in which the partners are Seth A. Hancock, Waddell Walker Hancock II and Nancy Clay Hancock.

(2)     Held of record by CINAG, as nominee.

(3) Includes 16,900 shares not issued, but which are issuable upon exercise of certain stock options held by Mr. Meeker, and 717 shares issuable to Mr. Meeker under the Company's Incentive Compensation Plan.

(4) A general partnership formed under Kentucky law in which the partners are Darrell R. Wells, Louis Crawford Wells, Wayne H. Wells, Y. Peyton Wells, III, and Bryant C. Wells.

(5)     Held of record by Kingsley & Co., as nominee.

(6) Based on total outstanding shares of 3,783,318 and shares beneficially owned but not outstanding with respect to a reporting person. See Note 3 above.

(7) The 1,550 shares held by Shauna Bidwill Valenzuela are included in the aggregate number of shares held by Charles W. Bidwill, Jr.

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